Exhibit 10-h

EXECUTION COPY

FIRST AMENDMENT TO
CREDIT AGREEMENT

This Amendment is agreed to as of the 21st day of November, 2000, by and between Analysts International Corporation, a Minnesota corporation (the “Borrower”), and Wells Fargo Bank Minnesota, National Association, f/k/a Norwest Bank Minnesota, National Association, a national banking association (the “Bank”).

The Borrower and the Bank have entered into a Credit Agreement dated as of January 31, 2000 (as amended, the “Credit Agreement”).

The Borrower and the Bank wish to increase the amount of the revolving credit facility provided under the Credit Agreement.

ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

1.             Definitions.  All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

2.             Amendment.  The Credit Agreement is hereby amended as follows:

(a)           The amount, “$25,000,000,” in the definition of “Facility Amount” in Section 1.1 of the Credit Agreement is hereby deleted, and the amount, “$30,000,000”, is substituted therefor.

(b)           Exhibit B to the Credit Agreement is hereby deleted, and Exhibit A to this Amendment is hereby substituted therefor.

3.             Renewal Note.  Simultaneously with the execution of this Amendment, the Borrower shall execute and deliver to the Bank its promissory note in the form of Exhibit A hereto (the “Renewal Note”).  The Bank shall accept the Renewal Note in substitution for, but not in payment of, the Note (as defined in the Credit Agreement, prior to the date of this Amendment).  Each reference in the Credit Agreement to the “Note” shall hereafter be deemed to be a reference to the Renewal Note.

4.             Amendment Fee. In consideration of the Bank’s entering into this Amendment, the Borrower shall pay the Bank, on or before November 21, 2000, an amendment fee in the amount of $5,000. Such fee shall be deemed fully earned by the Bank’s execution and delivery of this Amendment.

5.             Representations and Warranties.  The Borrower hereby represents and warrants to the Bank as follows:

(a)           The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and the Renewal Note, and to perform this Amendment, the Renewal Note, and the Credit Agreement as amended hereby.  This Amendment and the Renewal Note have been duly and validly executed and delivered to the Bank by the Borrower, and this Amendment, the Renewal Note and the Credit Agreement as amended hereby constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms.

(b)           The execution, delivery and performance by the Borrower of this Amendment and the Renewal Note, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the articles of incorporation or bylaws of the Borrower or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

(c)           All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.             Conditions.  The amendments set forth in paragraph 2 shall be effective only if the Bank has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Bank, on or before November 21, 2000 (or such later date as the Bank may agree to in writing):

(a)           The Renewal Note, duly executed on behalf of the Borrower.

(b)           This Amendment, duly executed by the Borrower.

(c)           The amendment fee required under paragraph 4.

(d)           A copy of the resolutions of the board of directors of the Borrower evidencing approval of this Amendment, the Renewal Note, the Credit Agreement as amended hereby, and the other matters contemplated hereby, certified as accurate by the secretary of the Borrower.

(e)           A certificate of the secretary of the Borrower (i) stating that there have been no amendments to or restatements of the articles of incorporation or bylaws of the Borrower as furnished to the Bank in connection with the execution and delivery of the Credit Agreement other than those that may be attached to the certificate, and (ii) certifying the names of the officers of the Borrower that are authorized to sign the documents to be delivered pursuant to this Agreement, together with the true signatures of such officers.

7.             Miscellaneous.  The Borrower shall pay all costs and expenses of the Bank, including attorneys’ fees, incurred in connection with the drafting and preparation of this Amendment and any related documents.  Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument.  This Amendment shall be governed by the substantive law of the State of Minnesota.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ANALYSTS INTERNATIONAL CORPORATION

By
Marti R. Charpentier
Its Chief Financial Officer

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By
Richard G. Trembley
Its Vice President

Exhibit A

(Exhibit B to Credit Agreement)

PROMISSORY NOTE

$30,000,000	Minneapolis, Minnesota

November 21, 2000

For value received, Analysts International Corporation, a Minnesota corporation (the “Borrower”), promises to pay to the order of Wells Fargo Bank Minnesota, National Association, f/k/a Norwest Bank Minnesota, National Association, a national banking association (the “Bank”), at its main office in Minneapolis, Minnesota, or at such other place as the holder hereof may hereafter from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Thirty Million Dollars ($30,000,000), or so much thereof as is advanced by the Bank to the Borrower pursuant to the Credit Agreement dated as of January 31, 2000 between the Borrower and the Bank, as amended by a First Amendment to Credit Agreement of even date herewith (together with all amendments, modifications and restatements thereof, the “Credit Agreement”), and to pay interest on the principal balance of this Note outstanding from time to time at the rate or rates determined pursuant to the Credit Agreement.

This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides (among other things) for the amount and date of payments of principal and interest required hereunder, for the acceleration of the maturity hereof upon the occurrence of an Event of Default (as defined therein) and for the voluntary and mandatory prepayment hereof. This Note is the “Note,” as defined in the Credit Agreement.

This Note is issued in substitution for, but not in payment of, the Borrower’s Promissory Note dated January 31, 2000, payable to the order of the Bank in the face principal amount of $25,000,000.

The Borrower shall pay all costs of collection, including reasonable attorneys’ fees and legal expenses, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

ANALYSTS INTERNATIONAL CORPORATION

By
Marti R. Charpentier
Its Chief Financial Officer